                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              __________________

                                   FORM 8-K/A

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       JUNE 19, 2000


                            BERKSHIRE HATHAWAY INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                        1-04905                 47-0813844
(STATE OR OTHER JURISDICTION            (COMMISSION            (I.R.S. EMPLOYER
     OF INCORPORATION)                  FILE NUMBER          IDENTIFICATION NO.)

1440 Kiewit Plaza
Omaha, Nebraska                                                    68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE             (402) 346-1400
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   This filing is made solely to file a corrected copy of the Agreement and Plan of Merger filed as exhibit 10.1 to the Current Report on Form 8-K filed by Berkshire Hathaway Inc. on June 20, 2000. The corrected copy corrects typographic section-numbering errors in the previously filed copy.

ITEM 7.  EXHIBITS

10.1* Agreement and Plan of Merger, dated as of June 19, 2000, by and among Berkshire Hathaway Inc., J Acquisition Corp. and Justin Industries, Inc.

________________

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Merger are omitted. The exhibit contains a list identifying the contents of all schedules and Berkshire agrees to furnish supplementally copies of such schedules to the Commission upon request.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BERKSHIRE HATHAWAY INC.

                                           /s/ Marc D. Hamburg
                                        --------------------------------
Date:  June 27, 2000                    By: Marc D. Hamburg
                                        Vice President and
                                        Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.  Description

10.1* Agreement and Plan of Merger, dated as of June 19, 2000, by and among Berkshire Hathaway Inc., J Acquisition Corp. and Justin Industries, Inc.

________________

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Merger are omitted. The exhibit contains a list identifying the contents of all schedules and the Registrant agrees to furnish supplementally copies of such schedules to the Commission upon request.